SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 30, 1998

                          Triangle Imaging Group, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Florida                2-96392-A                 59-2493183
        ----------------          ------------            -------------------
        (State or other           (Commission              (IRS Employer
        jurisdiction of           File Number)            Identification No.)
           formation)



         4400 West Sample Road, Coconut Creek, Florida           33073
         -------------------------------------------------------------
         (Address of principal executive offices)           (Zip Code)



        Registrant's telephone number, including area code (954) 968-2080
                                                           --------------


          (Former name or former address, if changes since last report)

Item 5.  Other Events

     As of September 30, 1998, Triangle Imaging Group, Inc. (the "Company") rescinded the acquisition of Tri-Max Systems, Inc. ("Tri-Max"). In connection with the rescission, the Company and the former stockholders of Tri-Max were restored to the positions held thereby prior to the consummation of the sale of Tri-Max to the Company. Specifically, the Company cancelled the 270,000 shares of its Common Stock issued in the transaction and the sellers were restored with the ownership of Tri-Max. In addition, the Company entered into Consulting Agreements with each of the sellers for a period of six months.

     On October 15, 1998, the Company entered into a Series C Preferred Stock Purchase Agreement (the "Purchase Agreement") with Waterside Capital Corporation, a small business investment company ("Waterside"), pursuant to which the Company has agreed to issue 1,500 shares of the Company's Series C Preferred Stock and a Warrant exercisable for shares of the Company's Common Stock (the "Warrant") in exchange for the investment of $1,500,000. The Purchase Agreement requires that the Company use the proceeds from the transaction to repay a portion of that certain promissory note issued by the Company to the former owners of Engineered Business Systems, Inc., a wholly owned subsidiary of the Company, repay trade payables and for working capital purposes. The Company is also obligated under the terms of the Purchase Agreement to cause a nominee of Waterside to be elected to the Board of Directors of the Company which obligation has been satisfied by the appointment of Mr. J. Alan Lindauer to the Board of Directors. In light of the fact that the Company was not able to lawfully assign rights and preferences to a class of preferred stock under its existing Articles of Incorporation, the Company issued to Waterside a promissory note in the aggregate principal amount of $1,500,000 (the "Note") in lieu of issuing shares of the Company's Series C Preferred Stock at the closing. The Note bears interest at the rate of 14% per annum; provided however, that should the Company issue to Waterside the shares of the Company's Series C Preferred Stock purchased pursuant to the Purchase Agreement prior to January 15, 1998, all of the Company's obligations under the Note shall terminate and no principal and interest shall be due and payable to Waterside. Each of the Company's subsidiaries have guaranteed the Company's obligations under the Note.

     Upon issuance of the Company's Series C Preferred Stock, the holders thereof will have the right (i) to receive a liquidation payment of $1,000 per share plus accrued unpaid dividends, (ii) to receive a quarterly cash dividend of $31.25 per share, commencing on January 15, 1999 (except for shares issued prior to January 15, 1999 the holders of which shall be entitled to receive dividends based upon the shares being deemed issued on October 15, 1998), (iii) to vote with respect to certain matters which adversely effect the holder of Series C Preferred Stock, (iv) to elect one member to the Board of Directors of the Company, and (v) to require the Company to redeem the shares of Series C Preferred Stock commencing as of October 15, 2003 at a price of $1,500 per share. In addition, the Company may not (a) issue any shares of capital stock with rights pari passu with, or superior to, the Series C Preferred Stock or (b) redeem under certain circumstances shares of capital stock ranking junior to the Series C Preferred Stock, without the prior written consent of the holders of a majority of the Series C Preferred shares.

     The Warrant entitles the holders to purchase up to the greater of (i) 500,000 shares of the Company's Common Stock or (ii) 1% of the shares of the Company's Common Stock outstanding on a fully diluted basis. The Warrant is exercisable at any time prior to October 15, 2005 at an exercise price of $2.15 per share for 300,000 shares and at the Market Price (as defined in the Warrant) for 200,000 shares; provided however, in no event will the exercise price be less than $2.15 per share or more than $3.00 per share. Commencing on October 16, 1999, the Warrant is redeemable by the Company upon thirty days prior written notice in the event that the closing price of the Company's Common Stock equals or exceeds twice the applicable exercise price per share for five consecutive trading days. In addition, the Company granted the holder of the Warrant certain piggyback registration rights with respect to the shares of Common Stock issuable upon the exercise thereof.


Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

     (i) Series C Preferred Stock Purchase Agreement dated as of October 15, 1998 by and between the Company and Waterside Capital Corporation.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.



                                       TRIANGLE IMAGING GROUP, INC.



                                       By:       /s/ Vito A. Bellezza
                                                 ------------------------------
                                                 Vito A. Bellezza
                                                 Chief Executive Officer



Dated:    November 3, 1998

================================================================================


                                                                         Exhibit


                            SERIES C PREFERRED STOCK
                               PURCHASE AGREEMENT

================================================================================




                          TRIANGLE IMAGING GROUP, INC.


                      -------------------------------------

                            SERIES C PREFERRED STOCK
                               PURCHASE AGREEMENT

                                October 15, 1998

                      -------------------------------------

                                TABLE OF CONTENTS

ARTICLE 1  AUTHORIZATION AND SALE OF SHARES....................................1
   Section 1.1  Authorization..................................................1
      1.1.1  Series C Preferred Stock..........................................1
      1.1.2  Omnibus Agreement.................................................1
   Section 1.2  Purchase and Sale of Purchased Shares..........................1
      1.2.1  Purchased Shares..................................................1
      1.2.2  The Closing.......................................................1
      1.2.3  Use of Proceeds...................................................2

ARTICLE 2  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.......................2
   Section 2.1  Business; Organization, Corporate Power
                      and Authority, etc.......................................2
   Section 2.2  Validity.......................................................2
   Section 2.3  Capitalization; Status of Capital Stock........................3
   Section 2.4  Taxes..........................................................3
   Section 2.5  Litigation.....................................................3
   Section 2.6  No Violations..................................................4
   Section 2.6  Compliance with Other Instruments; None Burdensome.............4
      2.7.1  Other Agreements..................................................4
      2.7.2  Other Agreements of Officers, etc.................................4
   Section 2.8  Governmental Consents, etc.....................................4
   Section 2.9  Transactions with Affiliates...................................5
   Section 2.10  Compliance with Law...........................................5
   Section 2.11  Financial Statements..........................................5
   Section 2.12  Absence of Undisclosed Liabilities............................5
   Section 2.13  Absence of Certain Changes or Events..........................5
   Section 2.14  Material Contracts............................................6
   Section 2.15  Title to Assets...............................................8
   Section 2.16  Compliance with Securities Laws...............................8
   Section 2.17  Intellectual Property.........................................8
      2.17.1  Intellectual Property Assets.....................................8
      2.17.2  Agreements.......................................................9
      2.17.3  Know-How Necessary for the Business..............................9
      2.17.4  Patents..........................................................9
      2.17.5  Trademarks......................................................10
      2.17.6  Copyrights......................................................10
      2.17.7  Trade Secrets...................................................11
   Section 2.18  Environment and Safety Laws..................................11
   Section 2.19  Minute Books.................................................11
   Section 2.20  Bankruptcy...................................................12
   Section 2.21  No Guaranties................................................12
   Section 2.22  Insurance....................................................12
   Section 2.23  Manufacturing and Marketing Rights...........................12
   Section 2.24  Returns, Complaints and Warranties...........................12
   Section 2.25  Financial Solvency...........................................12
   Section 2.26  Disclosure...................................................13

ARTICLE 3  REPRESENTATIONS AND WARRANTIES OF INVESTOR.........................13
   Section 3.1  Validity......................................................13
   Section 3.2  Investment Intent.............................................14
   Section 3.3  Resale Restrictions...........................................14
   Section 3.4  Diligence.....................................................15
   Section 3.5  Reliance......................................................15
   Section 3.6  Status........................................................15

ARTICLE 4  CONDITIONS OF PURCHASE.............................................15
   Section 4.1  Investor Condition............................................15
      4.1.1  Certificate of Company...........................................16
      4.1.2  Opinion of Counsel...............................................16
      4.1.3  Authorization; Consents..........................................16
      4.1.4  Articles of Incorporation........................................16
      4.1.5  Investor Rights Agreement........................................16
      4.1.6  Registration Rights Agreement....................................16
      4.1.7  Stock Purchase Warrant...........................................16
      4.1.8  Board of Directors...............................................16
      4.1.9  All Proceedings Satisfactory.....................................16
      4.1.10  Approvals.......................................................17
      4.1.11  Payment of Fees.................................................17
   Section 4.2  Company's Conditions..........................................17
      4.2.1  Certificate of Investor..........................................17
      4.2.2  Full Purchase Price..............................................17
      4.2.3  SBA Compliance...................................................17

ARTICLE 5  COVENANTS OF THE COMPANY...........................................17
   Section 5.1  Financial Statements..........................................17
   Section 5.2  Conduct of Business...........................................18
   Section 5.3  Public Announcements..........................................18
   Section 5.4  Insurance.....................................................18
   Section 5.5  Maintenance of Properties.....................................18
   Section 5.6  Affiliated Transactions.......................................18
   Section 5.7  Inspection....................................................18
   Section 5.8  Board of Directors Meetings...................................18
   Section 5.9  Dividends.....................................................19
   Section 5.10  Loans and Advances...........................................19
   Section 5.11  Indebtedness.................................................19
   Section 5.12  "C"Corporation...............................................19
   Section 5.13  Maintenance of Intellectual Property Assets..................19
   Section 5.14  Legal Opinion................................................19

ARTICLE 6  COVENANTS OF THE INVESTOR..........................................19
   Section 6.1  Right of First Offer..........................................19
   Section 6.1  Confidentiality...............................................20

ARTICLE 7  INDEMNIFICATION....................................................20
   Section 7.1  Investor Indemnification......................................20
   Section 7.2  Company Indemnification.......................................20
   Section 7.3  Indemnification Generally.....................................20
   Section 7.4  Final Adjudication............................................21

ARTICLE 8  MISCELLANEOUS......................................................21
   Section 8.1  Broker's Fee..................................................21
   Section 8.2  SBA Compliance................................................21
   Section 8.3  Amendments And Waivers........................................21
   Section 8.4  Survival of Covenants; Assignability of Rights................21
   Section 8.5  Governing Law/Enforcement.....................................22
   Section 8.6  Jurisdiction and Venue; Waiver of Jury Trial..................22
   Section 8.7  Section Headings..............................................22
   Section 8.8  Counterparts..................................................22
   Section 8.9  Notices and Demands...........................................22
   Section 8.10  Severability.................................................22
   Section 8.11  Definitions of Terms.........................................23
   Section 8.12  Expenses.....................................................24
   Section 8.13  Entire Agreement.............................................24

Exhibits
Exhibit A.........Articles of Incorporation
Exhibit B.........Omnibus Agreement
Exhibit C.........Opinion of Counsel
Exhibit D.........Investor Rights Agreement
Exhibit E.........Registration Rights Agreement
Exhibit F.........Stock Purchase Warrant

Disclosure Schedule

                            SERIES C PREFERRED STOCK
                               PURCHASE AGREEMENT


     AGREEMENT made as of this 15th day of October, 1998, by and among TRIANGLE IMAGING GROUP, INC. (the "Company"), a Florida corporation, with its current principal place of business at 4400 W. Sample Road, Suite 228, Coconut Creek, Florida 33073, and WATERSIDE CAPITAL CORPORATION (the "Investor").


                                   ARTICLE 1.

                        AUTHORIZATION AND SALE OF SHARES

     Section 1.1. Authorization.

     1.1.1.  Series C Preferred  Stock.

     The Company has authorized the issuance and sale to the Investor of 1,500 shares (the "Purchased Shares") of its authorized, but unissued shares of Series C Preferred Stock (the "Series C Preferred Stock") having the designations, rights and preferences and other terms and conditions as set forth in the
Articles of Amendment attached hereto as Exhibit A (the "Articles of Incorporation").

     1.1.2. Omnibus Agreement.

     Despite such authorization, the Company is required to obtain shareholder to amend its Articles of Incorporation and issue Series C Preferred Stock to the Investor. To allow the Company the time necessary to obtain this shareholder approval, the Investor has agreed to accept a Commercial Note in the original principal amount of $1,500,000 in lieu of the Purchased Shares with the understanding that the Purchased Shares will be issued by the Company to the Investor on the day shareholder approval is obtained. The terms, conditions and covenants associated with this arrangement are contained in the Omnibus Agreement of even date herewith, a copy of which is attached hereto as Exhibit B (the "Omnibus Agreement").

     Section 1.2. Purchase and Sale of Purchased Shares.

     1.2.1. Purchased Shares.

     On the terms and subject to the conditions set forth in this Agreement, the Company will issue and sell to the Investor, and the Investor will buy from the Company the Purchased Shares at a price of $1,000 per share for an aggregate purchase price of $1,500,000.

     1.2.2. The Closing.

     The purchase and sale shall take place at a closing (the "Closing") to be held at the office of Clark and Stant, P.C., 900 One Columbus Center, Virginia Beach, Virginia 23462 at 4:00 p.m. on October 9, 1998, or on such other date and at such time as may be mutually agreed upon by the Company and the Investor, but in no event later than October 15, 1998 (the "Closing Date"). At the Closing, the Company will deliver to the Investor a certificate for the Purchased Shares against delivery to the Company of a receipt of a wire transfer, or of a certified check in payment of the full purchase price therefor.

     1.2.3. Use of Proceeds.

     The Company shall use the proceeds from the sale of the Purchased Shares for the purpose of repaying that certain promissory note between the Company and Harold Schwartz evidencing the remaining balance of the purchase price for Engineered Business Systems, Inc., the satisfaction of trade payables and for general working capital purposes, but only to the extent permitted by the rules and regulations promulgated from time to time by the Small Business Administration (the "SBA").



                                   ARTICLE 2.

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     In order to induce the Investor to enter into this Agreement, except as set forth in the Disclosure Schedule attached hereto, the Company represents and warrants that:

     Section 2.1. Business; Organization, Corporate Power and Authority, etc.

     The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and has full corporate power and authority to own and hold its properties and to carry on its business as presently conducted. The Company is duly licensed or qualified and in good standing as a foreign corporation authorized to do business in all jurisdictions in which the character of property owned or leased, or the nature of the activities conducted by it, makes such licensing or qualification necessary, except where the failure to so qualify would not have a material adverse effect on the business, prospects, assets or condition, financial or otherwise, or operations of the Company and each subsidiary of the Company taken as a whole ("Material Adverse Effect"). Except as set forth in Section 2.7 Company has no Subsidiaries and does not own of record or beneficially any shares of capital stock or securities convertible into capital stock of, or any other proprietary interest in, any Person.

     Section 2.2. Validity.

     The Company has all necessary power and authority, and has taken all action required to execute, deliver and perform this Agreement, the Investor Rights Agreement referred to in Section 4.1.5 hereof (the "Investor Rights Agreement"), the Registration Rights Agreement referred to in Section 4.1.6 hereof (the "Registration Rights Agreement") the Stock Purchase Warrant referred to in
Section 4.1.7 hereof (the "Stock Purchase Warrant"), and to issue, sell and deliver the Purchased Shares. This Agreement, the Purchased Shares, the Investor Rights Agreement, the Registration Rights Agreement, the Stock Purchase Warrant and all other documents and instruments executed by the Company pursuant hereto when delivered, are and will be duly authorized, valid and binding obligations of the Company, enforceable against the Company, in accordance with their respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors; equitable principles limiting rights to specific performance; and, with respect to the enforceability of the provisions set forth in the Registration Rights Agreement, applicable federal securities law. Upon the issuance, sale and delivery of the Purchased Shares in accordance with the terms hereof, the Purchased Shares will be validly issued, fully paid and non-assessable and will be free and clear of all liens, charges, restrictions, claims and encumbrances of any kind, subject to restrictions on transfer under federal and state securities laws, this Agreement, the Investor Rights Agreement and the Company's Articles of Incorporation.

     Section 2.3. Capitalization; Status of Capital Stock.

     The Company has, or before the Closing will have, a total authorized capitalization consisting of (i) 50,000,000 shares of Common Stock ("Common Stock"), of which 13,150,978 shares are issued and outstanding and (ii) 1,000,000 shares of Preferred Stock ("Preferred Stock") of which 1,500 will be designated Series C Preferred Stock. On the date hereof, without giving effect to the transactions contemplated hereby, no shares of Preferred Stock are issued or outstanding. All of the issued and outstanding shares of common stock have been duly authorized and validly issued, are fully paid, and non-assessable, and were issued in compliance with all applicable state and federal securities laws. Except as set forth in Section 2.3 of the Disclosure Schedule, the Company has no options or rights to purchase shares of its capital stock, or securities convertible into shares of its capital stock, authorized, issued or outstanding, nor is the Company obligated in any manner to issue shares of its capital stock or securities convertible into or evidencing any right to acquire shares of its capital stock, or to distribute to holders of any of its capital stock any evidence of indebtedness or assets; (b) no Person has any preemptive right, right of first refusal or similar right to acquire additional shares of capital stock in connection with the sale and purchase of the Purchased Shares pursuant to this Agreement or otherwise; (c) there are no restrictions on the transfer of the shares of capital stock of the Company, other than those imposed by relevant state and federal securities laws or the Company's Articles of Incorporation (other than those contained in the Investor Rights Agreement); (d) no Person has any right to cause the Company to effect the registration under the Securities Act of 1933, as amended (the "1933 Act"), of any shares of capital stock or any other securities (including debt securities) of the Company (other than those contained in the Registration Rights Agreement); (e) the Company has no obligation to purchase, redeem or otherwise acquire any of its equity securities or any interests therein, or to pay any dividend or make any other distribution in respect thereto; and (f) there are no voting trusts, stockholders' agreements, or proxies relating to any securities of the Company. The Company has heretofore delivered to the Investor true and correct copies of its Articles of Incorporation and Bylaws, each as amended and in effect on the date hereof and certified by the Company's Secretary.

     Section 2.4. Taxes.

     The Company is a "C" corporation. The Company has a fiscal year end of December 31 and has accurately prepared, to the best of its knowledge, and timely filed, or has made provision for the timely filing of, all federal, state and other tax returns that are required to be filed by it and has paid or made provision for the payment of all taxes that have become due pursuant to such returns and, to the best of the Company's knowledge, all other taxes, assessments and governmental charges which have become due and payable, including, without limitation, all taxes which the Company is obligated to withhold from amounts owing to employees, creditors and third parties. No deficiency assessment with respect to or proposed adjustment of the Company's federal, state, or other taxes is pending or threatened in writing. There is no tax lien, whether imposed by any Federal, state, or other taxing authority, outstanding against the assets, properties or business of the Company. Neither the Company nor any of its stockholders has ever filed a consent pursuant to
Section 341(f) of the Code, relating to collapsible corporations.

     Section 2.5. Litigation.

     There is no action, suit, proceeding or investigation pending or threatened in writing against or affecting the Company which might result, either in any case or in the aggregate, in or have a Material Adverse Effect, or which questions the validity of, or hinders the enforceability or performance of this Agreement, the Investor Rights Agreement, the Registration Rights Agreement, the Stock Purchase Warrant or the Purchased Shares, or any action taken or to be taken pursuant hereto; nor, to the best of the Company's knowledge, has there occurred any event or does there exist any condition on the basis of which any litigation, proceeding or investigation might properly be instituted which may have a Material Adverse Effect. The Company is not in default with respect to any order, writ, injunction, decree, ruling or decision of any court, commission, board or other government agency that might result in or have, either in any case or in the aggregate, a Material Adverse Effect.

     Section 2.6. No Violations.

     The execution, delivery and performance of this Agreement, the Investor Rights Agreement, the Registration Rights Agreement, the Stock Purchase Warrant and any documents or instruments delivered, executed and performed in connection therewith, the consummation of the transactions contemplated hereby (including the issuance, sale and delivery of the Purchased Shares), and compliance with the provisions hereof, will not violate any provision of law, the Articles of Incorporation or Bylaws, as amended, of the Company, any order of any court or other agency of government or indenture, agreement or other instrument to which the Company is bound, or conflict with, result in the breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge, restriction, claim or encumbrance of any nature whatsoever upon any of the properties or assets of the Company in each case which would have a Material Adverse Effect.

     Section 2.7. Compliance with Other Instruments; None Burdensome.

     2.7.1.  Other  Agreements.

     The Company is not a party to or bound by any agreement, contract or commitment or subject to any charter, bylaw or other corporate restriction, which has a Material Adverse Effect, or which in the future has a reasonable possibility (so far as the Company can reasonably foresee, assuming, in the case of any contract, agreement or commitment, that it is performed in accordance with its terms by all parties thereto) of having a Material Adverse Effect.

     2.7.2. Other Agreements of Officers, etc.

     To the best of the Company's knowledge, no officer or Key Employee of the Company is a party to or bound by any agreement, contract or commitment, or subject to any restriction, which has a Material Adverse Effect, or which in the future has a reasonable possibility (so far as the Company can reasonably foresee) of having a Material Adverse Effect or question the right of any such Person to participate in the affairs of the Company. To the best of the Company's knowledge, no Key Employee of the Company has any present intention of terminating his or her employment with the Company, and the Company has no present intention of terminating any such employment.

     Section 2.8. Governmental Consents, etc.

     No consents, approvals or authorizations of, or registrations, qualifications, designations, declarations or filings with, any federal, state or local governmental authority on the part of the Company are required as a condition precedent to the valid execution and delivery of this Agreement, the Investor Rights Agreement, the Registration Rights Agreement, the Stock Purchase Warrant or the valid offer, issue, sale and delivery of the Purchased Shares.

     Section 2.9. Transactions with Affiliates.

     There are no loans, leases or other continuing transactions between the Company and any director or officer of the Company, or any member of such director's or officer's immediate family, or any Person controlled by them, or such directors or officers or their immediate families.

     Section 2.10. Compliance with Law.

     The Company is currently in compliance in all material respects with all federal and state laws, rules, regulations and orders applicable to its business, operations, properties, assets, products and services and has obtained all material licenses, permits, approvals and authorizations necessary or required to conduct its business and affairs as previously and currently conducted and as the Company intends to conduct it in the future.

     Section 2.11. Financial Statements.

     The Company has delivered to the Investor its audited balance sheet as of December 31, 1997 and the related statements of operations, retained earnings and statement of cash flows for the year then ended, and the unaudited balance sheet and unaudited statement of operations for the period ending June 30, 1998, copies of which financial statements are contained in Section 2.11 of the Disclosure Schedule (the "Financial Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles ("GAAP") which have been applied on a consistent basis throughout the periods indicated. The Financial Statements fairly present the financial condition and operating results of the Company as of the dates and during the periods indicated therein, are correct and complete in all material respects, and are consistent with the books and records of the Company (which books and records are correct and complete in all material respects), subject to (in the case of the unaudited statements) normal recurring year-end audit adjustments which are neither individually nor in the aggregate material.

     Section 2.12. Absence of Undisclosed Liabilities.

     Except as set forth on the Financial Statements, the Company has no material liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to December 31, 1997 and
(ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under GAAP to be reflected in the Financial Statements, which, in both cases, individually or in the aggregate, are not material to the financial condition or operating results of the Company.

     Section 2.13. Absence of Certain Changes or Events.

     Since December 31, 1997, there has not been:

     2.13.1. any change in the consolidated assets, liabilities, prospects, condition (financial or otherwise), affairs, earnings, business, or operations of the Company from that reflected in the balance sheet as of December 31, 1997, referred to in Section 2.11 above;

     2.13.2. any materially adverse change in the contingent obligations of the Company by way of guaranty or any assurance of performance or payment, endorsement, indemnity, warranty or otherwise, except changes in the ordinary course of business which have not been, either in any case or in the aggregate, materially adverse;

     2.13.3. any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the properties of the Company, taken as whole;

     2.13.4. any waiver by the Company of a valuable right or of a material debt owed to it;

     2.13.5. any loans made by the Company to the Company's employees, officers or directors other than advances of expenses made in the ordinary course of business or in connection with employee stock purchases;

     2.13.6. any declaration or payment of any dividend or other distribution of the assets of the Company or any direct or indirect redemption, purchase or acquisition of any of the Company's securities;

     2.13.7. any labor organization activity or labor unrest;

     2.13.8. any material increase in the compensation of any of the Company's Key Employees, officers or directors;

     2.13.9. any resignation or termination of employment of any officer or Key Employee of the Company;

     2.13.10. any agreement entered into by the Company to do any of the foregoing matters covered by Sections 2.13.1 through 2.13.9; or

     2.13.11. any other event or condition of any character which has had a Material Adverse Effect (given in light of the disclosure contained in the Financial Statements and the Company's Business Plan).

     Section 2.14. Material Contracts.

     Except for this Agreement, the Investor Rights Agreement, the Registration Rights Agreement, the Stock Purchase Warrant and the contracts of the Company set forth in Section 2.14 of the Disclosure Schedule (collectively, the "Contracts"), the Company is not a party to or otherwise bound by any written or oral:

     2.14.1. contract or series of contracts with the same Person for the purchase of machinery, equipment, goods or services, or the furnishing of services, which contracts require the future expenditure by the Company of more than $25,000;

     2.14.2. contract with any labor union (and, to the best of the Company's knowledge, no organizational effort is being made with respect to any of their employees);

     2.14.3. contract or other commitment with any supplier containing any provision permitting any party other than the Company to renegotiate the price or other terms, or containing any pay-back or other similar provision, upon the occurrence of a failure by the Company to meet its obligations under the contract when due or the occurrence of any other event;

     2.14.4. contract for the future purchase of fixed assets or for the future purchase of materials, supplies or equipment in excess of the greater of $10,000 or its normal operating requirements;

     2.14.5. contract for the employment of any Key Employee, officer or other person on a full-time or consulting basis, which is not terminable on notice without cost or liability to the Company, except normal severance arrangements and accrued vacation pay;

     2.14.6. bonus, pension, profit-sharing, retirement, hospitalization, insurance, stock purchase, stock option or other plan, contract or understanding pursuant to which benefits are provided to any employee of the Company (other than group insurance plans applicable to employees generally);

     2.14.7. agreement or indenture relating to the borrowing of money or to the mortgaging or pledging of, or otherwise placing a lien or security interest on, any asset of the Company or any agreement or instrument evidencing any guaranty by the Company of payment or performance by any other Person;

     2.14.8. voting trust or agreement, stockholders' agreement, pledge agreement, buy-sell agreement or first refusal or preemptive rights agreement relating to any securities of the Company other than the Investor Rights Agreement;

     2.14.9. agreement or obligation (contingent or otherwise) to issue, sell or otherwise distribute or to repurchase or otherwise acquire or retire any shares of its capital stock or any of its other equity securities;

     2.14.10. agreement under which the Company has advanced or agreed to advance money, or under which the Company has agreed to lease any property as lessee or lessor for annual lease payments in excess of $5,000;

     2.14.11. agreement under which the Company has granted any person any registration rights, other than the Registration Rights Agreement;

     2.14.12. any agreement under which the Company has limited or restricted its right to compete with any Person in any respect;

     2.14.13. contract or other commitment involving more than $5,000, and not in the ordinary course of the Company's business;

     2.14.14. agreement providing for disposition of the business, assets or shares of the Company, agreement of merger or consolidation to which the Company is a party or letter of intent with respect to the foregoing; or

     2.14.15. agreement or letter of intent with respect to the acquisition of the business, assets or shares of any other Person.

     The Company has supplied to or made available for review by counsel to the Investor copies of all of the Contracts to which it is a party that counsel has requested in writing. The Company, and each other party thereto, have in all material respects performed all material obligations required to be performed by such Persons to date under the Contracts, have received no written notice of default and are not in default under any of the Contracts, unless such default or failure to perform would not have a Material Adverse Effect. The Company is in compliance in all material respects with the terms and provisions of its Articles of Incorporation and Bylaws, as amended and in effect on the date hereof.

     Section 2.15. Title to Assets. With the exception of those of its properties which are under lease, the Company has good title to, all of its properties and assets and, except as set forth in Section 2.15 of the Disclosure Schedule, there are no liens or other security interests outstanding against any of these properties and assets. The term "properties" as used herein shall include all property of whatever nature used by the Company in the conduct of its business. All leases pursuant to which the Company leases real or personal property are in good standing and are valid and effective in accordance with their respective terms and there exists no default on the part of the Company or other occurrence or condition which could result in a default or termination thereof.

     Section 2.16. Compliance with Securities Laws. Based in part on the representations of the Investor set forth in Section 3 below, the Company has complied with all applicable United States federal and state securities laws in connection with the offer, issuance and sale of the Purchased Shares concurrent with the closing of this transaction. The Company has not either directly or through any agent, offered any securities to, or otherwise approached, negotiated or communicated in respect of any securities with, any Person so as thereby to require that the offer or sale of the Purchased Shares be registered pursuant to the provisions of Section 5 of the 1933 Act or the registration or qualification provisions of the blue sky laws of any state. Based in part on the representations of the Investor set forth in Section 3 below, the offer, sale and issuance of the Purchased Shares in conformity with the terms of this Agreement are exempt from the registration requirements of Section 5 of the 1933 Act and all applicable state securities laws.

     Section 2.17 Intellectual Property.

     2.17.1. Intellectual Property Assets. For purposes of this Agreement, the term "Intellectual Property Assets" includes:

     2.17.1.1. the name Triangle Imaging Group, Inc., all fictional business names, trading names, registered and unregistered trademarks, service marks, and applications (collectively, "Marks");

     2.17.1.2. all patents, patent applications, and inventions and discoveries that may be patentable (collectively, "Patents");

     2.17.1.3. all copyrights in both published works and unpublished works (collectively, "Copyrights");

     2.17.1.4. all rights in mask works (collectively, "rights in Mask Works");

     2.17.1.5. all know-how, trade secrets, confidential information, customer lists, software, technical information, data, process technology, plans, drawings, and blue prints (collectively, "Trade Secrets"); owned, used, or licensed by the Company as licensee or licensor.

     2.17.2. Agreements. Section 2.17.2 of the Disclosure Schedule contains a complete and accurate list and summary description of all contracts or agreements relating to the Intellectual Property Assets to which the Company is a party or by which the Company is bound, except for any license implied by the sale of a product and perpetual, paid-up licenses for commonly available software programs with a value of less than $10,000 under which the Company is the licensee. There are no outstanding and, to the Company's and the Principal Shareholder's knowledge, no threatened disputes or disagreements with respect to any such agreement.

     2.17.3. Know-How Necessary for the Business.

     2.17.3.1. The Company is the owner of all right, title, and interest in and to each of the Intellectual Property Assets necessary for the operation of the Company's business as it is currently conducted or as reflected in the Business Plan given to the Investor free and clear of all liens, security interests, charges, encumbrances, equities, and other adverse claims, and has the right to use without payment to a third party all of the Intellectual Property Assets.

     2.17.3.2. To the knowledge of the Company and the Principal Shareholder, no employee of the Company has entered into any contract or agreement that restricts or limits in any way the scope or type of work in which the employee may be engaged or requires the employee to transfer, assign, or disclose information concerning his work to anyone other than the Company.

     2.17.4. Patents.

     2.17.4.1. Section 2.17.4 of the Disclosure Schedule contains a complete and accurate list and summary description of all Patents. The Company is the owner of all right, title, and interest in and to each of the Patents, free and clear of all liens, security interests, charges, encumbrances, entities, and other adverse claims.

     2.17.4.2. All of the issued Patents are currently in compliance with formal legal requirements (including payment of filing, examination, and maintenance fees and proofs of working or use), are valid and enforceable, and are not subject to any maintenance fees or taxes or actions falling due within 90 days after the Closing Date.

     2.17.4.3. No Patent has been or is now involved in any interference, reissue, reexamination, or opposition proceeding. To the Company's and the Principal Shareholder's knowledge, there is no potentially interfering patent or patent application of any third party.

     2.17.4.4. No Patent is infringed or has been challenged or threatened in any way. None of the products manufactured and sold, nor any process or know-how used, by the Company infringes or is alleged to infringe any patent or other proprietary right of any other Person.

     2.17.4.5. All products made, used, sold under the Patents have been marked with the property patent notice.

     2.17.5. Trademarks.

     2.17.5.1. Section 2.17.5 of the Disclosure Schedule contains a complete and accurate list and summary description of all Marks. The Company is the owner of all right, title, and interest in and to each of the Marks, free and clear of all liens, security interests, charges, encumbrances, requires, and other adverse claims.

     2.17.5.2. All Marks that have been registered with the United States Patent and Trademark Office (which are listed on Section 2.17.5 of the Disclosure Schedule) are currently in compliance with all formal legal requirements
(including the timely post registration filing of affidavits of use and incontestability and renewal applications), are valid and enforceable, and are not subject to any maintenance fee or taxes or actions falling due within 90 days after the Closing Date.

     2.17.5.3.  No  Mark  has  been  or  is  now  involved  in  any  opposition, invalidation, or cancellation nor, to the Company's and the Principal Shareholder's knowledge, is any such action threatened with respect to any of the Marks.

     2.17.5.4. To the Company's and the Principal Shareholder's knowledge, there is no potentially interfering trademark or trademark application of any third party.

     2.17.5.5. To the Company's and the Principal Shareholder's knowledge, no Mark is infringed or has been challenged or threatened in anyway. None of the Marks used by the Company infringes or is alleged to infringe any trade name, trademark, or service mark of any third party.

     2.17.6. Copyrights.

     2.17.6.1. Section 2.17.6 of the Disclosure Schedule contains a complete and accurate list and summary description of all Copyrights which are material to the conduct of the Company's business. The Company is the owner of all right, title, and interest in and to each of the Copyrights, free and clear of all liens, security interests, charges, encumbrances, equities, and other adverse claims.

     2.17.6.2. All the Copyrights which are material to the conduct of the Company's business have been registered and are currently in compliance with formal legal requirements, are valid and enforceable, and are not subject to any maintenance fees or taxes or actions falling due within ninety (90) days after the Closing Date.

     2.17.6.3. No Copyrights which are material to the conduct of the Company's business are infringed or, to the Company's or the Principal Shareholder's knowledge, nor have any such Copyrights been challenged or threatened in any way. None of the subject matter of any of the Copyrights which are material to the conduct of the Company's business infringes or is alleged to infringe any copyright of any third party or is a derivative work based on the work of a third party.

     2.17.6.4. All works encompassed by the Copyrights which are material to the conduct of the Company's business have been marked with the property copyright notice.

     2.17.7. Trade Secrets.

     2.17.7.1. With respect to each Trade Secret, the documentation relating to such Trade Secret is current, accurate, and sufficient in detail and content to identify and explain it and to allow its full and proper use without reliance on the knowledge or memory of any individual.

     2.17.7.2. The Company has taken reasonable precautions calculated to protect the secrecy, confidentiality, and value of its Trade Secrets.

     2.17.7.3. The Company has good title and an absolute (but not necessarily exclusive) right to use the Trade Secrets. The Trade Secrets are not part of the public knowledge or literature, and, to the Company's knowledge, have not been used, divulged, or appropriated either for the benefit of any person or to the detriment of the Company. No Trade Secret is subject to any adverse claim or has been challenged or threatened in any way.

     Section 2.18. Environment and Safety Laws. To the knowledge of the Company and having received no notice to the contrary, the Company is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety and no material expenditures are or will be required in order to comply with any such existing or pending statute, law or regulation.

     Section 2.19. Minute Books. The copy of the minute book of the Company provided to the Investor's counsel contains (a) minutes of all meetings of directors and all actions by written consent without a meeting by the directors since the date of incorporation (and accurately reflects all actions by the directors and any committee of the directors and stockholders with respect to all transactions referred to in such minutes in all material respects), and (b) a complete and correct copy of the Company's Articles of Incorporation, Bylaws, and stock transfer ledger.

     Section 2.20. Bankruptcy. The Company is not bankrupt or insolvent, nor is each a party to any current or threatened bankruptcy, insolvency or similar proceeding.

     Section 2.21. No Guaranties. The Company has not guaranteed the obligations or liabilities of any other person, firm or corporation.

     Section 2.22. Insurance. The Company has in full force and effect fire and casualty insurance policies, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow it to replace fully any of its properties that might be damaged or destroyed. The Company has in full force and effect products liability and errors and omissions insurance with coverage limits as set forth in Schedule 2.22. Section 2.22 of the Disclosure Schedule sets forth with respect to each insurance policy (i) the name of the insurance carrier, and (ii) a description of the coverage.

     Section 2.23. Manufacturing and Marketing Rights. The Company has neither granted rights to manufacture, produce, assemble, license, market, or sell its products to any other Person nor has the Company derived its rights to manufacture, produce, assemble, license, market or sell its products from any other Person and, except as set forth on such schedule, is not bound by any agreement that affects the Company's right to develop, manufacture, assemble, distribute, market, or sell its products.

     Section 2.24. Returns, Complaints and Warranties. The Company has received no customer complaints concerning alleged defects in its products (or the design thereof) that, if true, would have a Material Adverse Effect. The Company extends to its customers only those limited warranties set forth on Section 2.24 of the Disclosure Schedule. The Company's limited warranty obligations have never exceeded in any material amount the accruals the Company makes for such obligations.

     Section 2.25. Financial Solvency. The Company is not entering into the arrangements contemplated by this Agreement and the other documents contemplated by this Agreement with actual intent to hinder, delay or defraud either present or future creditors. On and as of the date hereof on a pro forma basis after giving effect to the transactions contemplated by this Agreement:

     2.25.1. The present fair salable value of the assets of the Company (on a going concern basis) will exceed the probable liability of the Company on its debts (including its contingent obligations);

     2.25.2. The Company has not incurred, nor does it intend to or believe that it will incur, debts (including contingent obligations) beyond its ability to pay such debts as such debts mature (taking into account the timing and amounts of cash to be received from any source, and of amounts to be payable on or in respect of debts); and the amount of cash available to the Company after taking into account all other anticipated uses of funds is anticipated to be sufficient to pay all such amounts on or in respect of debts, when such amounts are required to be paid; and

     2.25.3. The Company will have sufficient capital with which to conduct its present and proposed business and the property of the Company does not constitute unreasonably small capital with which to conduct its current business at present levels of operations.

     For purposes of this Section 2.25, "debt" means any liability on a (i) right to payment whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured; or (ii) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such a right to an equitable remedy is reduced to judgment, fixed, contingent, unmatured, disputed, undisputed, secured, or unsecured.

     Section 2.26. Disclosure.

     2.26.1. Neither this Agreement, the Financial Statements, the Company's public filings, the Business Plan, nor any certificate, list, exhibit or written statement furnished by the Company to the Investor or its counsel in connection herewith contains any untrue statement of a material fact or, when read together, omits to state any material fact necessary in order to make the statements contained therein not misleading to a reasonable person in the light of the circumstances under which they are or were made. There exists no fact or circumstances which has a Material Adverse Effect, or which in the future has a reasonable possibility of having a Material Adverse Effect, as the Company's business is presented currently and as it is presented to be conducted in the future in the Business Plan, which has not been reflected in the Financial Statements or as set forth in this Agreement or the Exhibits and Disclosure Schedule hereto or fully disclosed in a written statement or certificate furnished to the Investor by the Company pursuant to this Agreement.

     2.26.2. The projections contained in the Business Plan or which have otherwise been delivered to the Investor for each of the fiscal years ended December 31, 1998, 1999 and 2000, copies of which are contained in the Disclosure Schedule of the Company have been prepared in good faith by the principal financial officer of the Company using reasonable financial planning assumptions which are disclosed in sufficient detail. The Company has no reason to believe that such projections are incorrect or misleading in any material respect. No representation is made as to whether the forecasted results will in fact be realized; the Company's actual results in the future can be expected, notwithstanding the accuracy of the representations contained in the preceding two sentences, to vary from those forecasted, and such variations may be material.



                                   ARTICLE 3

                   REPRESENTATIONS AND WARRANTIES OF INVESTOR

     In order to induce the Company and the Principal Shareholder to enter into this Agreement, the Investor represents and warrants to the Company and the Principal Shareholder that:

     Section 3.1. Validity.

     This Agreement, the Investor Rights Agreement, the Registration Rights Agreement, the Stock Purchase Warrant and all other documents and instruments executed by the Investor pursuant hereto, have each been duly executed and delivered by the Investor and each is a legal, valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms. All consents, approvals or authorizations of any Person, and all qualifications, designations, declarations or filings with any governmental authority, on the part of the Investor required as a condition precedent to the valid execution and delivery of this Agreement, the Investor Rights Agreement, the Registration Rights Agreement and the Stock Purchase Warrant shall have been obtained or completed by the Investor prior to, and be effective as of, the Closing.

     Section 3.2. Investment Intent.

     The  Investor is  acquiring  the  Purchased  Shares and the Stock  Purchase
Warrant for its own account, for investment, and not with a view to any "distribution" thereof within the meaning of the 1933 Act nor with any present intention of distributing or selling the same; and, except as contemplated by this Agreement, the Investor Rights Agreement, the Registration Rights Agreement and the Stock Purchase Warrant and all the documents and instruments executed by the Investor pursuant hereto, the Investor has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof. The officers of the Company have made available to the Investor any and all written information which it has requested and have answered to the Investor's satisfaction, all inquiries made by the Investor; the Investor has adequate net worth and means of providing for its current needs and contingencies and to sustain a complete loss of its investment in the Company. Nothing contained in this Section 3.2 shall be construed as a waiver of any rights the Investor may have under this Agreement or otherwise.

     Section 3.3. Resale Restrictions.

     The Investor understands that because the Purchased Shares, the Stock Purchase Warrant and the shares of Common Stock underlying the Stock Purchase Warrant (the "Warrant Stock") have not been registered under the 1933 Act or any applicable state securities laws, it cannot dispose of any or all of the
Purchased  Shares,  the Stock  Purchase  Warrant  or  Warrant  Stock  unless the
Purchased Shares, the Stock Purchase Warrant or the Warrant Stock are subsequently registered under the 1933 Act and applicable state securities laws or exemptions from such registration are available. The Investor acknowledges and understands that, except as provided in the Registration Rights Agreement, it has no independent right to require the Company to register the Purchased Shares, the Stock Purchase Warrant or Warrant Stock under the 1933 Act or any state securities law. The Investor understands that the Company may, as a condition to the transfer of any of the Purchased Shares, the Stock Purchase Warrant or Warrant Stock require that the request for transfer be accompanied by opinion of counsel the identity of which is deemed reasonably acceptable to the Company, in form and substance satisfactory to the Company, to the effect that the proposed transfer does not result in violation of the 1933 Act and applicable state securities laws, unless such transfer is covered by an effective registration statement under the 1933 Act and applicable state securities laws. The Investor understands that each Warrant certificate representing the Warrant Shares will bear both of the following legends or ones substantially similar thereto and that each certificate representing the Purchased Shares and the Warrant Stock will bear the first of the following legends:

          These securities have not been registered under the Securities Act of 1933 or under any state securities laws. These securities have been acquired for investment and not with a view to distribution or resale, and may not be sold, mortgaged, pledged, hypothecated or otherwise transferred without an effective registration statement for such shares under the Securities Act of 1933 and any applicable state securities act(s), or an opinion of counsel for the corporation that registration is not required under such acts.

          The securities represented by this certificate are subject to the terms and conditions of an Investor Rights Agreement dated as of October 15, 1998. A copy of such agreement is on file at the principal executive offices of Triangle Imaging Group, Inc., which will furnish copies of such agreement to the holder of this certificate upon request and without charge.

     Section 3.4. Diligence.

     The Investor has carefully reviewed the representations concerning the Company contained in this Agreement and all scheduled exceptions thereto, has read the Business Plan, has made detailed inquiry concerning the Company, its business and its personnel, including all of the securities filings the Company has publicly filed with the Securities and Exchange Commission in 1998, and is knowledgeable and experienced in the making of venture capital investments, is able to bear the economic risk of loss of its investment in the Company, has been granted the opportunity to make a thorough investigation of the affairs of the Company, and has availed itself of such opportunity to the extent it has deemed necessary, either directly or through its authorized representative.

     Section 3.5. Reliance.

     The Investor has been advised that the Purchased Shares delivered hereunder have not been and are not being registered under the 1933 Act and that the Company in issuing the Purchased Shares is relying upon, and will rely upon, among other things, the representations and warranties of the Investor contained in this Section 3 in concluding that each such issuance is a "private offering" and does not require compliance with the registration provisions of the 1933 Act.

     Section 3.6. Status.

     The Investor is an "accredited investor" as that term is defined in Rule 501 of Regulation D under the 1933 Act.



                                   ARTICLE 4

                             CONDITIONS OF PURCHASE

     Section 4.1. Investor Condition.

     The Investor's obligation to purchase and pay for the Purchased Shares hereunder shall be subject to compliance, or the waiver in writing by the Investor of compliance, by the Company and the Principal Shareholder in all material respects with their agreements herein contained and to the fulfillment on or before and at the Closing of the following conditions:

     4.1.1. Certificate of Company. The representations and warranties of the Company contained in this Agreement, including but not limited to the representations and warranties made in Section 2 shall be true and correct in all material respects with the same force and effect as though such representations and warranties had been made on and as of the Closing Date; the Company shall not have suffered an event resulting in a Material Adverse Effect prior to the Closing; the conditions hereafter specified in this Article 4 shall have been satisfied and the Investor shall have received a duly executed certificate of the Chief Executive Officer of the Company, dated as of the Closing Date, certifying such matters.

     4.1.2. Opinion of Counsel. The Investor shall have received from general counsel of the Company, Peter B. Barlow, his opinion, dated the Closing Date, substantially in the form attached as Exhibit C.

     4.1.3. Authorization; Consents. The Board of Directors and stockholders of the Company, to the extent necessary, shall have duly adopted resolutions in form satisfactory to the Investor authorizing the Company to consummate the transactions contemplated hereby to which it is a party in accordance with the terms hereof, and the Investor shall have received a duly executed certificate of the Secretary or an Assistant Secretary of the Company dated the Closing Date setting forth a copy of such resolutions and such other matters as may be requested by the Investor. The Company shall have obtained any and all other consents, permits and waivers and made all filings necessary or appropriate for consummation of the transactions contemplated by this Agreement.

     4.1.4. Articles of Incorporation. The Articles of Incorporation of the Company shall read as set forth in Exhibit A.

     4.1.5. Investor Rights Agreement. The Company, the Investor and the Principal Shareholder shall have executed and delivered a Investor Rights Agreement, substantially in the form of Exhibit D.

     4.1.6. Registration Rights Agreement. The Company and the Investor shall have executed and delivered a Registration Rights Agreement, substantially in the form of Exhibit E.

     4.1.7. Stock Purchase Warrant. The Company and the Investor shall have executed and delivered a Stock Purchase Warrant, substantially in the form of Exhibit F.

     4.1.8. Board of Directors. J. Alan Lindauer shall have been elected to the Company's Board of Directors as the representative of the Investor.

     4.1.9. All Proceedings Satisfactory. All corporate and other proceedings taken prior to or at the Closing in connection with the transactions contemplated by this Agreement, and all documents and evidences incident thereto, shall be reasonably satisfactory in form and substance to the Investor and the Investor shall receive such copies thereof and other materials (certified, if requested) as they may reasonably request in connection therewith.

     4.1.10. Approvals. If necessary, the Company shall have received the requisite approvals of the securities commissioners of the Commonwealth of Virginia and the State of Florida and such approvals shall be in full force and effect on the closing date.

     4.1.11. Payment of Fees. The Company shall have paid from the proceeds of the sale of the Preferred Stock a closing/professional fee of $75,000 to the Investor, as well as the fees and disbursements of Clark & Stant, counsel to the Investor and SBA counsel.

     Section 4.2. Company's Conditions.

     The Company's obligation to issue and sell the Purchased Shares hereunder shall be subject to compliance by the Investor in all material respects with its agreements herein contained and to the fulfillment on or before and at the Closing of the following conditions:

     4.2.1. Certificate of Investor. The representations and warranties of the Investor contained in this Agreement, including but not limited to the representations and warranties made in Section 6, shall be true and correct in all material respects with the same force and effect as those such representations and warranties had been made on and as of the Closing Date.

     4.2.2. Full Purchase Price. The Investor shall have delivered the entire amount of $1,500,000 in exchange for the Purchased Shares as provided in this Agreement less the fees and expenses set forth in Section 4.1.11.

     4.2.3. SBA Compliance. The terms and conditions of this Agreement shall be in compliance with all statutes and regulations governing the Investor as a small business investment company.



                                   ARTICLE 5

                            COVENANTS OF THE COMPANY

     Until none of the Purchased Shares are held by the Investor or its Permitted Transferees, the Company shall comply with the following covenants:

     Section 5.1. Financial Statements.

     The Company shall maintain a system of accounts in accordance with generally accepted accounting principles, keep full and complete financial records and furnish to the Investor on behalf of the Investor the following reports: (i) no later than April 15 of each calendar year beginning April 1999, audited Financial Statements certified by independent public accountants of recognized standing (which shall be one of the five largest independent public accounting firms in the United States, or such other independent public accountants of recognized national or regional standing as may be approved by the Investor, such approval not to be unreasonably withheld), prepared in accordance with generally accepted accounting principles and practices consistently applied; (ii) by the end of the second week after each calendar quarter, its internally prepared Financial Statements which shall each be prepared in a manner consistent with those prepared in the prior quarters.

     Section 5.2.  Conduct of  Business.

     The Company shall continue to engage principally in the business described in its public securities filings and the Business Plan The Company will keep in full force and effect its corporate existence and will comply in all material respects with all applicable laws and regulations in the conduct of its business.

     Section 5.3. Public  Announcements.

     The Company will deliver a copy of any press release that refers in any way to the Investor prior to distribution and to allow the Investor a reasonable period of time to provide comments on the contents of the release. The Company shall promptly deliver to the Investor two copies of any press releases within five business days after the publication of such release or filing of such press release or form.

     Section 5.4. Insurance.

     The Company shall keep its insurable properties insured by financially sound and reputable insurers against the perils of liability, casualty, fire and extended coverage in amounts of coverage at least equal to those customarily maintained by companies in the same or a similar business of similar size. The Company shall also maintain with such insurers insurance against other hazards and risks and liability to persons and property, to the extent and in the manner customary for corporations engaged in the same or a similar business of similar size.

     Section 5.5. Maintenance of Properties.

     The Company will maintain all properties used or useful in the conduct of its business in good repair, working order and condition as necessary to permit such business to be properly and advantageously conducted in accordance with its Business Plan.

     Section 5.6. Affiliated Transactions.

     All transactions between the Company and any officer, Key Employee, director or stockholder of the Company or Persons controlled by or affiliated with such officer, Key Employee, director or stockholder, shall be conducted on an arms-length basis, shall be on terms and conditions no less favorable to the Company than could be obtained from nonrelated Persons and shall be approved in advance by a majority of disinterested Directors of the Company after full disclosure of the terms thereof.

     Section 5.7. Inspection.

     The Company shall permit the director nominated by the Investor to visit and inspect any of the properties of the Company, including its books of account (and to make copies thereof and take extracts therefrom), and to discuss its affairs, finances and accounts with the Company's officers, administrative employees and independent accountants, all at such reasonable times and as often as may be reasonably requested; provided that all such information provided to the Investor by the Company will be maintained as confidential by the Investor and not be disclosed to third parties, and provided, further, that the Investor shall take all reasonable precautions to cause the Investor's officers and employees to take all measures reasonably practicable to maintain the confidentiality of such information.

     Section 5.8. Board of Directors Meetings.

     The Company shall cause one nominee of the Investor, who shall initially be
J. Alan Lindauer, to be elected as a director at all meetings of stockholders, or consents in lieu thereof, for such purpose during which any of the Preferred Stock is outstanding. The Company will reimburse all direct out-of-pocket expenses reasonably incurred by the director of the Company who is the nominee of the Investor in attending meetings of the Board of Directors or any committee thereof. Any director nominated by the Investor shall be entitled to the same reimbursement, whether in the form of cash, stock, options, or stock equivalents, as other members of the Board, plus reimbursement of all out-of-pocket expenses. The Company shall ensure that meetings of its full Board of Directors are held no less than once a month in the first quarter after issuance of the Preferred Stock and, following the conclusion of the first quarter after issuance of the Preferred Stock, at its discretion provided that meetings of the full Board shall be held not less than quarterly each year thereafter. The Company's Articles of Incorporation and Bylaws shall provide for indemnification and exculpation of directors from personal liability, to the fullest extent permitted under applicable state law. The Company shall obtain liability insurance for directors and officers providing reasonable coverage and the payment of reasonable premiums.

     Section 5.9. Dividends.

     The Company shall pay dividends on the Purchased Shares pursuant to the terms of the Articles of Incorporation.

     Section 5.10. Loans and Advances.

     The Company will not make any loan or advance to, or own any stock or other securities of, any Person (other than any subsidiary of the Company) except for reasonable advances to employees in the ordinary course of business.

     Section 5.11. Indebtedness.

     Except for Indebtedness incurred by the Company to shareholders on an arms length basis which has been approved by the disinterested members of the Company's Board of Directors, the Company will not create, incur, assume or suffer to exist any Indebtedness, or repay any Indebtedness existing on the Closing Date, to its shareholders.

     Section 5.12. "C" Corporation.

     The Company shall remain a "C" Corporation.

     Section 5.13. Maintenance of Intellectual Property Assets.

     At all times, the Company shall maintain in good standing and take all action that may be required to maintain all rights in its Intellectual Property Assets, including, but not limited to, Patents, Trademarks, Copyrights and Trade Secrets.

     Section 5.14. Legal Opinion.

     Within 60 days after the date of this Agreement, the Company shall deliver to the Company a legal opinion, substantially in the form attached as Exhibit C from an attorney licensed to practice in Florida with experience in the types of matters that are the subject of the opinion.




                            COVENANTS OF THE INVESTOR

     Section 5.15. Right of First Offer.

     The Investor shall not sell or transfer any Purchased Shares other than to any transferee who is an affiliate, as that term is defined in the Investment Company Act of 1940, of the Investor (including a shareholder of the Investor), unless the Investor first submits a bona-fide written offer to the Company to purchase such Purchased Shares. The Investor offer to the Company shall remain open and irrevocable for twenty (20) business days. During the twenty (20) business day period commencing after the receipt of such offer, the Company shall have the right to purchase all, but not less than all, of such Purchased Shares upon such terms and conditions as are specified in the offer. Promptly upon the expiration of such twenty (20) business day period, any of such Purchased Shares not so purchased by the Company may be sold by the Investor to a third party at the same price and upon terms and conditions not materially less favorable to the Investor (taken as a whole) than were offered the Company, but may not otherwise be sold without again complying with this Section for a period of 90 days after expiration of such twenty (20) business day period.

     Section 5.16. Confidentiality.

     The Investor and Investor's employees, agents and representatives will keep confidential and will not disclose or divulge (other than to Investor's Board of Directors) any confidential, proprietary or secret information which Investor and/or its employees, agents and representatives may obtain from the Company pursuant to Financial Statements, reports, contracts and other materials submitted by the Company to the Investor pursuant to this Agreement, or pursuant to visitation or inspection rights granted under this Agreement unless such information is known or until such information becomes known, to the public other than by action of the Investor or its agents.



                                   ARTICLE 6

                                 INDEMNIFICATION

     Section 6.1. Investor Indemnification.

     The Company shall indemnify the Investor against all claims, losses, damages and liabilities, including legal and other expenses reasonably incurred in investigating or defending against the same, arising out of any breach of any representation, warranty or covenant made by the Company and the Principal Shareholder in Articles 2 and 5 hereof.

     Section 6.2. Company Indemnification.

     The Investor shall indemnify the Company against all claims, losses, damages and liabilities, including legal and other expenses reasonably incurred in investigating or defending against the same, arising out of any breach of any representation, warranty or covenant made in Articles 3 and 6 by the Investor.

     Section 6.3. Indemnification Generally.

     In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Article 7, such person (the "Indemnified Party") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Party") in writing. No indemnification provided for in Section 7.1 or 7.2 shall be available to any party who shall fail to give notice as provided in this
Section 7.3, but the failure to give such notice shall not relieve the Indemnifying Party or parties from any liability which it or they may have to the Indemnified Party for contribution or otherwise on account of the provisions of Section 7.1 or 7.2. In case any such proceeding shall be brought against any Indemnified Party and it shall notify the Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other Indemnifying Party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the Indemnifying Party shall pay as incurred the fees and expenses of the counsel retained by the Indemnified Party in the event (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment.

     Section 6.4. Final Adjudication.

     In the event indemnification arises as a result of a third party claim against the Indemnifying Party, no indemnification shall be made effective pursuant to this Article 7 until such time as the Indemnifying Party shall have been finally adjudicated or otherwise bound to be liable hereunder to such third party.



                                   ARTICLE 7

                                  MISCELLANEOUS

     Section 7.1. Broker's Fee.

     Each party will indemnify and hold harmless the others against and in respect of any claim for brokerage or other commissions relative to this Agreement or to the transactions contemplated hereby, based in any way on agreements, arrangements or understandings made or claimed to have been made by such party with any third party.

     Section 7.2. SBA Compliance.

     Should it be determined that any provision of this Agreement is in violation of any statute or regulation governing small business investment companies, the parties agree that any such offending provision shall be modified or re-written as may be reasonably necessary to comply with the applicable statute or regulation and effect the parties' original intent under this Agreement.

     Section 7.3. Amendments And Waivers.

     This Agreement may not be amended or modified, and no provisions may be waived, without the written consent of the Company and the Investor.

     Section 7.4. Survival of Covenants; Assignability of Rights.

     7.4.1. All covenants, agreements, representations and warranties of the Company and the Principal Shareholder made herein and in the certificates, lists, exhibits, schedules or other written information delivered or furnished in connection therewith and herewith shall be deemed material and to have been relied upon by the Investor, and, except as provided otherwise in this Agreement, shall survive the entry into of this Agreement for a period of two
(2) years and shall bind the Company's and the Principal Shareholder's successors and assigns, whether so expressed or not, and, except as provided otherwise in this Agreement, all such covenants, agreements, representations and warranties shall inure to the benefit of the Investor's successors and assigns and to permitted transferees of the Purchased Shares, whether so expressed or not.

     7.4.2. All covenants, agreements, representations and warranties of the Investor made herein shall be deemed material and to have been relied upon by the Company, and, except as provided otherwise in this Agreement, shall survive the delivery of the Purchased Shares and shall bind each of the Investor's successors and assigns, whether so expressed or not and, except as provided otherwise in this Agreement, all such covenants, agreements, representations and warranties shall inure to the benefit of the Company's successors and assigns whether so expressed or not.

     Section 7.5. Governing Law/Enforcement.

     This Agreement shall be governed by and construed in accordance with the substantive laws of the Commonwealth of Virginia.

     Section 7.6. Jurisdiction and Venue; Waiver of Jury Trial.

     The Company consents to the jurisdiction of the Circuit Court of the City of Norfolk, Virginia, for the purpose of any suit, action or other proceeding arising out of any of its obligations arising under this Agreement or with respect to the transactions contemplated hereby, and expressly waives (a) any and all objections it may have as to venue in such court and (b) the right to a trial by jury.

     Section 7.7. Section Headings.

     The  descriptive   headings  in  this  Agreement  have  been  inserted  for
convenience only and shall not be deemed to limit or otherwise affect the construction of any provision hereof.

     Section 7.8. Counterparts.

     This Agreement may be executed simultaneously in any number of counterparts, each of which when so executed and delivered shall be taken to be an original; but such counterparts shall together constitute but one and the same document.

     Section 7.9. Notices and Demands.

     Any notice or demand which, by any provision of this Agreement or any agreement, document or instrument executed pursuant hereto or thereto, except as otherwise provided therein, is required or provided to be given shall be deemed to have been sufficiently given or served for all purposes three days after being sent by first class mail, postage and charges prepaid to the following addresses: if to the Company, at its mailing address set out above, or at any other address designated by the Company to the Investor in writing; if to the Principal Shareholder at the Company's address; if to the Investor at its mailing address of 300 East Main Street, Suite 1380, Norfolk, Virginia 23510, or at any other address (or facsimile number) designated by the Investor to the Company in writing with a copy to John M. Paris, Jr., Clark & Stant, 900 One Columbus Center, Virginia Beach, Virginia 23462; and if to an assignee of the Investor, to its address (or facsimile number) as designated to the Company in writing. Any notice given by facsimile pursuant to this Section 8.8 shall be followed by written notice delivered by Federal Express or similar courier service. Any documents, reports or other materials which are required to be delivered to the Investor shall be deemed to have been delivered if delivered to the Investor at the address indicated above.

     Section 7.10. Severability.

     Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be deemed prohibited or invalid under such applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, and such prohibition or invalidity shall not invalidate the remainder of such provision or the other provisions of this Agreement.

Section 7.11. Definitions of Terms


                                                              Section
                                                             ---------
       1933 Act                                                 2.3
       Articles of Incorporation                                1.1
       Closing Date                                            1.2.2
       Common Stock                                             2.2
       Contracts                                                2.14
       Copyright                                              2.17.1.3
       Financial Statements                                     2.11
       Intellectual Property Assets                            2.17.1
       Investor Rights Agreement                                2.2
       Marks                                                  2.17.1.1
       Mask Works                                             2.17.1.4
       Material Adverse Change                                  2.5
       Material Adverse Effect                                  2.1
       Patents                                                2.17.1.2
       Preferred Stock                                          2.3
       Properties                                               2.15
       Purchased Shares                                         1.1
       Registration Rights Agreement                            2.2
       SBA                                                     1.2.3
       Series C Preferred Stock                                 1.1
       Stock Purchase Warrant                                   2.2
       Trade Secrets                                          2.17.1.5
       Warrant Stock                                            3.3


     Best Knowledge. The term "best knowledge", or similar terms when applied to the Company, means the actual knowledge of its respective Key Employees and directors having conducted a reasonable independent investigation.

     Business Plan. The term "Business Plan" means the disclosure contained in the Company's public filings as well as the financial projections provided the Investor (a copy of which is included as Exhibit C of Section 2.26 of the Disclosure Schedule).

     Certified. A Financial Statement shall be deemed to be "certified" only if the person or firm certifying it shall unqualifiedly express the opinion that it has been prepared in accordance with generally accepted accounting principles and that the balance sheet included therein fairly presents the financial position of the Company as at the date thereof and that the statements of income and of changes in financial position included therein fairly present the results of operations of the Company for the period indicated. If the person certifying is a officer of the Company, the certificate shall also state that the Financial Statements are true, correct and complete. If the person certifying is a member of an accounting firm, the certificate shall also state that the examination included such tests of accounting records and such other auditing procedures as the accountant considered necessary in the circumstances.

     Indebtedness. The term "Indebtedness" shall mean with respect to any Person
(i) all indebtedness or other obligations of such Person for borrowed money or for the deferred purchase price of property or services, other than for trade accounts payable incurred in the ordinary course of the Company's business, (ii) all Indebtedness described in clause (i) of any other Person in respect of which such Person is liable, contingently or otherwise, to pay or advance money or property as guarantor, endorser or otherwise (except as endorser for collection in the ordinary course of business), and (iii) all lease obligations of such Person which are required, in accordance with generally accepted accounting principles ("GAAP"), to be capitalized on the books of the lessee.

     Key Employees. The term "Key Employees" shall mean the named executive officers of the Company, as such persons are determined in accordance with
Section 16 of the Securities Exchange Act of 1934.

     Permitted Transferee. The term "Permitted Transferee" shall mean any purchaser or transferee of Securities who at the time of transfer is an affiliate, as that term is defined in the Investment Company Act of 1940, of the Investor (including a shareholder of the Investor). Each such transferee shall be deemed to be an "Investor" for purposes of this Agreement.

     Person.  The  term  "Person"  shall  mean  any  corporation,   association,
partnership, joint venture, organization, business or individual.

     Subsidiary. The term "Subsidiary" shall mean any corporation of which a Person at the applicable time owns or controls, directly or indirectly through one or more Subsidiaries, a majority of the voting stock.

     Section 7.12. Expenses.

     Each of the parties hereto shall bear their own costs and expenses incurred with respect to the negotiation, execution, delivery and performance of this Agreement.

     Section 7.13. Entire Agreement.

     This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with respect to the subjects hereof and thereof.

     IN WITNESS, the undersigned have executed this Series C Preferred Stock Purchase Agreement as of the day and year first above written.



                      COMPANY:

                      TRIANGLE IMAGING GROUP, INC.

                      By:_______________________________________________________
                         Vito A. Bellezza, Chairman and
                                           Chief Executive Officer



                     INVESTOR:

                     WATERSIDE CAPITAL CORPORATION

                     By:________________________________________________________
                        Gerald T. McDonald, Secretary/Treasurer